EXHIBIT 99.1

INTL FCStone Inc. Reports Fiscal Fourth Quarter and Full Year 2011 Financial Results
Record annual adjusted operating revenues - up 51% (up 35% for Q4)
Record annual adjusted net income - up 106% (up 27% for Q4)
New York, NY – December 13, 2011 – INTL FCStone Inc. (the ‘Company’; NASDAQ: INTL) today announced its financial results for the fiscal fourth quarter and year ended September 30, 2011. Certain financial metrics discussed in this press release are non-GAAP, reflecting marked-to-market differences in the Company’s Commodity & Risk Management Services segment. A reconciliation of those metrics to GAAP equivalents is provided in the table below, and further discussion of the use of non-GAAP metrics will be provided in the Company’s Form 10-K to be filed with the Securities and Exchange Commission (“SEC”).
Sean O’Connor, CEO of INTL FCStone Inc., stated, “Fiscal 2011 was a record year for the company in both adjusted operating revenues and adjusted net income. This was achieved despite difficult market conditions, and is validation of our unwavering commitment to provide high quality customer facilitation and execution in the commodities and financial markets. In addition, we executed a number of strategic initiatives during the year that have expanded our franchise and will provide growth going forward”.

INTL FCStone Inc. Summary Financials
Consolidated financial statements for the Company will be included in the Company’s annual report on Form 10-K to be filed with the SEC. The Form 10-K will also be made available on the Company’s website at www.intlfcstone.com.

	Three Months Ended September 30,			Fiscal Year Ended September 30,
(Unaudited) (in millions, except share and per share amounts)	2011	2010	% Change	2011	2010	% Change
Total operating revenues	$108.1	$65.9	64%	$423.2	$269.0	57%
Interest expense	2.2	2.4	(8)%	11.3	9.9	14%
Net revenues	105.9	63.5	67%	411.9	259.1	59%
Compensation and benefits	47.0	31.2	51%	176.6	104.2	69%
Clearing and related expenses	19.0	16.5	15%	77.4	68.2	13%
Introducing broker commissions	6.3	4.8	31%	24.0	18.9	27%
Other non-interest expenses	20.6	15.7	31%	74.4	49.9	49%
Total non-interest expenses	92.9	68.2	36%	352.4	241.2	46%
Income (loss) from continuing operations, before tax	13.0	(4.7)	(a)	59.5	17.9	232%
Income tax expense (benefit)	5.4	(1.7)	(a)	22.5	6.4	252%
Income (loss) from continuing operations	7.6	(3.0)	(a)	37.0	11.5	222%
Income from discontinued operations, net of tax	—	1.3	(100)%	0.2	0.6	(67)%
Income (loss) before extraordinary loss	7.6	(1.7)	(a)	37.2	12.1	207%
Extraordinary loss	—	(2.8)	(100)%	—	(7.0)	(100)%
Net income (loss)	7.6	(4.5)	(a)	37.2	5.1	629%
Add: Net (income) loss attributable to noncontrolling interests	(0.1)	—	(a)	0.1	0.3	(67)%
Net income attributable to INTL FCStone Inc. common stockholders	$7.5	$(4.5)	(a)	$37.3	$5.4	591%

Earnings (loss) per share:
Basic
Income (loss) from continuing operations	$0.41	$(0.18)	(a)	$2.06	$0.68	203%
Income from discontinued operations	—	0.07	(100)%	0.01	0.03	(67)%
Extraordinary loss	—	(0.15)	(100)%	—	(0.40)	(100)%
Net income attributable to INTL FCStone Inc. common stockholders	$0.41	$(0.26)	(a)	$2.07	$0.31	568%

Diluted
Income (loss) from continuing operations	$0.39	$(0.18)	(a)	$1.95	$0.66	195%
Income from discontinued operations	—	0.07	(100)%	0.01	0.03	(67)%
Extraordinary loss	—	(0.15)	(100)%	—	(0.39)	(100)%
Net income (loss) attributable to INTL FCStone Inc. common stockholders	$0.39	$(0.26)	(a)	$1.96	$0.30	553%

Weighted average number of common shares outstanding:
Basic	17,789,967	17,358,689	2%	17,618,085	17,306,019	2%
Diluted	18,696,536	17,358,689	8%	18,567,454	17,883,233	4%

	Three Months Ended September 30,			Fiscal Year Ended September 30,
(In millions, except share and per share amounts)	2011	2010	% Change	2011	2010	% Change
Segmental operating revenues (non-GAAP) reconciliation:
Total operating revenues, as reported (GAAP)	$108.1	$65.9	64%	$423.2	$269.0	57%
Marked-to-market adjustment	(4.6)	10.8	(a)	(8.4)	6.0	(a)
Adjusted operating revenues (non-GAAP) (b)	$103.5	$76.7	35%	$414.8	$275.0	51%

Represented by:
Commodity and risk management services	$58.9	$41.0	44%	$244.2	$135.8	80%
Foreign exchange	17.5	11.7	50%	59.3	47.5	25%
Securities	7.3	6.2	18%	30.5	20.8	47%
Clearing and execution services	14.8	14.3	3%	66.1	61.8	7%
Other	5.1	2.1	143%	14.3	8.9	61%
Corporate unallocated	(0.1)	1.4	(a)	0.4	0.2	100%
Adjusted operating revenues (non-GAAP) (b)	$103.5	$76.7	35%	$414.8	$275.0	51%

Net income attributable to INTL FCStone Inc. common stockholders (non-GAAP) reconciliation:
Net income (loss) attributable to INTL FCStone Inc. common stockholders, as reported (GAAP)	$7.5	$(4.5)	(a)	$37.3	$5.4	591%
Exclude income from discontinued operations	—	(1.3)	100%	(0.2)	(0.6)	67%
Exclude extraordinary loss	—	2.8	100%	—	7.0	100%
Marked-to-market adjustment (non-GAAP)	(4.6)	10.8	(a)	(8.4)	6.0	(a)
Tax effect on marked-to-market adjustment at blended rate of 37.5% (non-GAAP)	1.8	(4.1)	(a)	3.2	(2.3)	(a)
Adjusted net income attributable to INTL FCStone Inc. common stockholders from continuing operations (non-GAAP) (c)	$4.7	$3.7	27%	$31.9	$15.5	106%

(a)	Comparison not meaningful.

(b)
Adjusted operating revenue is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the Company’s Commodity & Risk Management Services segment, as shown in the table. The table above reflects all reconciling items between the GAAP operating revenues and non-GAAP adjusted operating revenues. For a full discussion of management’s reasons for disclosing these adjustments, see ‘Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations’ in the Form 10-K for the fiscal year ended September 30, 2010.

(c)
Adjusted net income attributable to INTL FCStone Inc. common stockholders from continuing operations is a non-GAAP measure that represents net income attributable to INTL FCStone Inc. common stockholders adjusted by the after-tax marked-to-market differences in the Company’s Commodity & Risk Management Services segment, the extraordinary loss related to the decrease in net deferred tax assets related to the FCStone merger and the income from discontinued operations, net of tax. The table above reflects all reconciling items between the GAAP net income attributable to INTL FCStone Inc. common stockholders and non-GAAP adjusted net income attributable to INTL FCStone Inc. common stockholders from continuing operations.

Conference Call & Web Cast
A conference call will be held tomorrow, Wednesday, December 14, 2011 at 9:00 a.m. ET. A live webcast of the conference call as well as additional information to review during the call will be made available in PDF form on line on the Company’s corporate web site at http://www.intlfcstone.com. Participants can also access the call by dialing 1-888-461-2030 (within the United States), or 1-719-325-2284 (international callers) approximately ten minutes prior to the start time.
A replay of the call will be available at http://www.intlfcstone.com approximately two hours after the call has ended and will be available through December 22, 2011. To access the replay, dial 1-888-203-1112 (within the United States), or 1-719-457-0820 (international callers) and enter the replay passcode 245 2514.
About INTL FCStone Inc.
INTL FCStone Inc. (INTL) provides execution and advisory services in commodities, currencies and international securities. INTL’s businesses, which include the commodities advisory and transaction execution firm FCStone Group, serve more than 10,000 commercial customers in more than 100 countries through a network of offices in twelve countries around the world.
Further information on INTL is available at www.intlfcstone.com.
Forward Looking Statements
This press release includes forward-looking statements including statements regarding the combined company. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to INTL FCStone Inc., are intended to identify forward-looking statements.
These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by INTL FCStone Inc. with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.
These forward-looking statements speak only as of the date of this press release. INTL FCStone Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.
INTL FCStone Inc.
Investor inquiries:
Bill Dunaway, CFO
1-866-522-7188
bill.dunaway@intlfcstone.com